UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2021

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35561	20-1778374
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1441 Broadway, Suite 5116, New York, NY 10018

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	IDEX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote by Security Holders.

On December 22, 2021, Ideanomics, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). A brief description of the matters voted upon at the Annual Meeting and the results of the voting on such matters is set forth below. On all matters (including the election of directors) submitted to a vote of the Company’s stockholders, the Company’s common stock and Series A preferred stock vote together as a single class, with each holder of common stock entitled to one vote per share of common stock and each holder of Series A preferred stock entitled to ten votes for each share of the Company’s common stock issuable upon conversion of such Series A preferred stock. Broker non-votes and abstentions are not considered votes cast at the Annual Meeting and are not counted in determining whether a matter has been approved.

1.	Elect five directors to serve for one-year terms.

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes	Percentage of Votes Cast For
Alfred P. Poor	91,263,079	24,465,547	148,135,671	78.85%
Shane McMahon	93,313,899	22,414,727	148,135,671	80.63%
James S. Cassano	83,984,836	31,743,790	148,135,671	72.57%
Jerry Fan	86,989,809	28,738,817	148,135,671	75.16%
Harry Edelson	74,093,383	41,635,243	148,135,671	64.02%

Each of the nominees was re-elected by the Company’s stockholders to serve on the board of directors for a one-year term expiring at the Company’s 2022 Annual Meeting of Stockholders, and until their respective successors have been elected, or until their earlier resignation or removal.

2.	Ratify the appointment of BDO USA LLP as the independent registered accounting firm of the Company for the fiscal year ending December 31, 2021.

Votes Cast For	Votes Cast Against	Abstentions	Percentage of Votes Cast For
258,024,689	4,638,338	1,201,270	98.23%

Proposal No. 2 was approved by the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: December 23, 2021	By:	/s/ Alfred P. Poor
	Name:	Alfred P. Poor
	Title:	Chief Executive Officer